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                                                                  Exhibit 10.2

                                 AMENDMENT NO. 3
                              TO THE NATIONAL CITY
                        SAVINGS AND INVESTMENT PLAN NO. 2
               (as amended and restated effective January 1, 2001)
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         National City Corporation, a Delaware corporation, and National City
Bank, a national banking association, Trustee, hereby evidence the adoption of this Amendment No. 3 to the National City Savings and Investment Plan No. 2, as amended and restated effective January 1, 2001 (the "Plan").

1. Section 4.2 of Article IV of the Plan is hereby amended by the deletion of subsection (4) thereunder in its entirety and the substitution in lieu thereof of a new subsection (4) to read as follows:

                  "(4) Effective for Plan Years beginning on or after January 1, 1997, in the event that excess contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, by the last day of the following Plan Year, such excess contributions (and any income allocable thereto) shall be distributed to the Highly Compensated Eligible Employees beginning with the Highly Compensated Employee with the largest amount of Before-Tax Contributions and continuing in descending order until all excess contributions have been allocated. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Corporation with respect to such amounts. For the purposes of this Subsection, the term "excess contributions" shall mean, for any Plan Year, the excess of (a) the aggregate amount of Before-Tax Contributions actually paid to the Trust on behalf of Highly Compensated Eligible Employees for such Plan Year over (b) the maximum amount of such Before-Tax Contributions permitted for such Plan Year under Subsection (1) of this Section (determined by hypothetically reducing contributions made on behalf of Highly Compensated Employees in order of the actual deferral percentages, beginning with the highest percentages)."

2. Section 4.3 of Article IV of the Plan is hereby amended by the deletion of subsection (3) thereunder and the substitution in lieu thereof of a new subsection (3) to read as follows:

                  "(3) Effective for Plan Years beginning on or after January 1, 1997, in the event that excess aggregate contributions (as such term is hereinafter defined) are made to the Trust for any Plan Year, then, by the last day of the following


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         Plan Year, such excess contributions (and any income allocable thereto)
         shall be forfeited (if forfeitable) and applied as provided in Section
         3.7 or (if not forfeitable) shall be distributed to the Highly Compensated Eligible Employees beginning with the Highly Compensated Employee with the largest amount of Matching Allocations and continuing in descending order until all excess aggregate contributions have been allocated. If such excess amounts are distributed more than 2-1/2 months after the last day of the Plan Year in which such excess amounts arose, a 10-percent excise tax will be imposed on the Corporation with respect to such amounts. For the purposes of this Subsection, the term "excess aggregate contributions" shall mean, for any Plan Year, the excess of (a) the aggregate amount of the Matching Allocations made for Highly Compensated Eligible Employees for such Plan Year over (b) the maximum amount of such Matching Allocations permitted for such Plan
         Year under Subsection (1) of this Section, (determined by hypothetically reducing Matching Allocations made on behalf of Highly Compensated Employees in order of the actual contribution percentages, beginning with the highest percentages)."


         This Amendment No. 3 is executed at Cleveland, Ohio this _______ day of ___________, 2004 but shall be effective as if it were included in the amended and restated Plan document.


NATIONAL CITY BANK, TRUSTEE                 NATIONAL CITY CORPORATION


By:_____________________________            By:________________________________

Title:__________________________            Title:_____________________________

                                            By:________________________________

                                            Title:_____________________________



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